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                                                                     EXHIBIT 99.

                                  [LETTERHEAD]

FOR IMMEDIATE RELEASE                                     http://smarterkids.com

Contact: Robert J. Cahill
         Chief Financial Officer
         (781) 662-4533
         Pauline O'Keefe, Investor Relations
         (781) 662-4533


    SMARTERKIDS.COM STOCKHOLDERS APPROVE COMBINATION WITH EARLYCHILDHOOD LLC
             ------------------------------------------------------

NEEDHAM, Mass.-(BUSINESS WIRE)--April 9, 2001--SmarterKids.com, Inc. (NASDAQ:SKDS), an online educational toy store today announced that on April 9, 2001, at a special meeting of SmarterKids.com stockholders, SmarterKids received the affirmative vote of greater than a majority of the shares of common stock outstanding as of the record date for the special meeting in favor of the approval and adoption of the Contribution Agreement and Plan of Reorganization and Merger, as amended, among SmarterKids, Earlychildhood LLC and certain other affiliated entities. Subject to the remaining conditions to the combination being satisfied, the businesses of SmarterKids.com and Earlychildhood will be combined and a newly formed company, LearningStar Corp., will conduct the businesses currently conducted by SmarterKids and Earlychildhood.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A "SAFE HARBOR" FOR FORWARD-LOOKING STATEMENTS. CERTAIN INFORMATION INCLUDED IN THIS PRESS RELEASE (AS WELL AS INFORMATION INCLUDED IN ORAL STATEMENTS OR OTHER WRITTEN STATEMENTS MADE OR TO BE MADE BY SMARTERKIDS) CONTAINS STATEMENTS THAT ARE FORWARD-LOOKING. SUCH FORWARD-LOOKING INFORMATION INVOLVES IMPORTANT RISKS AND UNCERTAINTIES THAT COULD SIGNIFICANTLY AFFECT ANTICIPATED RESULTS IN THE FUTURE AND, ACCORDINGLY, SUCH RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS MADE BY OR ON BEHALF OF SMARTERKIDS. FOR A DESCRIPTION OF ADDITIONAL RISKS AND UNCERTAINTIES, PLEASE REFER TO THE SMARTERKIDS FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ANNUAL AND QUARTERLY REPORTS ON FORMS 10-K AND 10-Q AND ITS DEFINITIVE PROXY STATEMENT.